BLACKROCK FUNDS III
BlackRock Cash Funds: Institutional
BlackRock Cash Funds: Treasury
(each a “Fund” and collectively, the “Funds”)
Supplement dated September 29, 2023 to the SL Agency Shares Prospectus and Statement of Additional Information of the Funds, each dated April 28, 2023, as supplemented to date:
The Securities and Exchange Commission (“SEC”) approved new amendments to the rules governing money market funds in July 2023. Among the changes, the SEC adopted rules that (1) remove the ability of money market funds to impose redemption gates except when liquidating, (2) remove a money market fund’s level of weekly liquid assets as a determining factor governing whether a money market fund may or must impose a liquidity fee and (3) allow stable net asset value money market funds, subject to Board approval and shareholder disclosures, to permit share cancellation (sometimes also referred to as “reverse distribution”) mechanisms to be used to maintain a stable price per share during times when the U.S. is experiencing negative interest rates. The compliance date for these amendments is October 2, 2023. Additional amendments to the rules governing money market funds will need to be complied with at different times over the next year.
Consequently, effective October 2, 2023, the Funds’ Prospectus and Statement of Additional Information is amended as follows:
The section of the Prospectus entitled “Fund Overview—Key Facts About BlackRock Cash Funds: Institutional—Principal Risks of Investing in the Fund” is hereby amended to delete the first paragraph thereof in its entirety and replace it with the following:
Risk is inherent in all investing. You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon the sale of your shares. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.
The section of the Prospectus entitled “Fund Overview—Key Facts About BlackRock Cash Funds: Treasury—Principal Risks of Investing in the Fund” is hereby amended to delete the first paragraph thereof in its entirety and replace it with the following:
Risk is inherent in all investing. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress. The following is a summary description of principal risks of investing in the Fund. The relative significance of each risk factor below may change over time and you should review each risk factor carefully.
The section of the Prospectus entitled “Fund Overview—Key Facts About BlackRock Cash Funds: Institutional—Principal Risks of Investing in the Fund” is hereby amended to delete the paragraph entitled “Liquidity Fee and Redemption Gate Risk” in its entirety and replace it with the following:
∎ Discretionary Liquidity Fee Risk — The Board has discretion to impose a liquidity fee of up to 2% upon sale of your shares if such fee is determined to be in the best interests of the Fund. Accordingly, your redemptions may be subject to a liquidity fee when you sell your shares at certain times.

The ninth paragraph of the section of the Prospectus entitled “Details About the Funds—How Each Fund Invests” is hereby deleted in its entirety and replaced with the following:
The Trust’s Board of Trustees (the “Board”) may impose a discretionary liquidity fee on redemptions from the Institutional Fund (up to 2%) under certain circumstances. Please see the section below titled “Account Information—Shareholder Information—Discretionary Liquidity Fees” for additional information about discretionary liquidity fees. The Board has chosen not to subject the Government Fund to discretionary liquidity fees.
The first two paragraphs of the section of the Prospectus entitled “Details About the Funds—Investment Risks” are hereby deleted in their entirety and replaced with the following:
The following paragraph is applicable to BlackRock Cash Funds: Institutional:
Risk is inherent in all investing. You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon the sale of your shares. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.
The following paragraph is applicable to BlackRock Cash Funds: Treasury:
Risk is inherent in all investing. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.
The section of the Prospectus entitled “Details About the Funds—Investment Risks—Principal Risks of Investing in the Funds” is hereby amended to delete the paragraph entitled “Liquidity Fee and Redemption Gate Risk” in its entirety and replace it with the following:
Discretionary Liquidity Fee Risk (BlackRock Cash Funds: Institutional). The Board has discretion to impose a liquidity fee of up to 2% upon sale of your shares if such fee is determined to be in the best interests of the Fund. Accordingly, your redemptions may be subject to a liquidity fee when you sell your shares at certain times.
The section of the Prospectus entitled “Account Information—Shareholder Information—How to Sell Shares” is hereby amended to delete the seventh paragraph of such section in its entirety and replace it with the following:
The Institutional Fund may suspend the right of redemption or postpone the date of payment under the conditions described under “Additional Purchase and Redemption Information” below.
The section of each Prospectus entitled “Account Information—Shareholder Information—Additional Purchase and Redemption Information” is hereby amended to revise the second paragraph of such section by deleting clause (g) in its entirety.

The section of each Prospectus entitled “Account Information—Shareholder Information—Liquidity Fees and Redemption Gates” is deleted in its entirety and replaced with the following:
Discretionary Liquidity Fees
Under Rule 2a‑7, the Board is permitted to impose a discretionary liquidity fee up to 2% on the value of shares redeemed, if such fee is determined to be in the best interests of the Institutional Fund.
The Board may not impose discretionary liquidity fees or on the Institutional Fund directly, but if the Institutional Fund’s Master Portfolio imposes such a fee, the Institutional Fund must pass through to its shareholders such fee on the same terms and conditions as imposed by the Master Portfolio. Discretionary liquidity fees, if imposed, may be terminated at any time at the discretion of the Board.
Under certain circumstances, the Institutional Fund may pay redemptions without adding a discretionary liquidity fee to the redemption amount if the Institutional Fund can verify that the redemption order was submitted to the Institutional Fund’s authorized agent before the Board imposed a discretionary liquidity fee.
The Board generally expects that a discretionary liquidity fee would be imposed, if at all, during periods of market stress.
Announcements regarding the imposition of a discretionary liquidity fee, or the termination of a liquidity fee, will be filed with the SEC on Form N‑CR and will be available on the website of the Institutional Fund (www.blackrock.com/cash). Financial Intermediaries will be required promptly to take such actions reasonably requested by the Institutional Fund or its agent to implement, modify or remove, or to assist the Institutional Fund in implementing, modifying or removing, a discretionary liquidity fee established by the Board.
The section of the Prospectus entitled “Account Information—Federal Taxes” is hereby amended to delete the seventh and eighth paragraphs thereof in their entirety and replace them with the following:
If the Institutional Fund imposes a discretionary liquidity fee on share redemptions, the amount that would ordinarily be payable to a redeeming shareholder of the Fund will be reduced, consequently reducing the amount of gain, or increasing the amount of loss, that would otherwise be reportable for income tax purposes. The discretionary liquidity fee cannot be separately claimed as a deduction.
Any such discretionary liquidity fee will constitute an asset of the imposing Fund and will serve to benefit non‑redeeming shareholders. However, the Funds do not intend to distribute such fees to non‑redeeming shareholders. Such fees may, however, raise the Institutional Fund’s NAV, increasing the taxable income or reducing the deductible losses of shareholders that redeem their shares at a later time when such fees are not being charged. If a Fund receives discretionary liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time. However, due to a lack of guidance, the tax consequences of liquidity fees to the Fund and the shareholders is unclear and may differ from that described in this section.
The section of the Statement of Additional Information entitled “Purchase, Redemption and Pricing of Shares—Suspension of Redemption Rights or Payment of Redemption Proceeds” is hereby amended to delete the first paragraph of such section in its entirety and replace it with the following:
Suspension of Redemption Rights or Payment of Redemption Proceeds. The Funds generally remit the proceeds from a sale the same Business Day after receiving a properly executed order to sell. Each Fund can delay payment for one Business Day. A Fund may postpone and/or suspend redemption and payment beyond one Business Day only as follows: (1) for any period during which there is a non‑routine closure of the Federal Reserve wire system or applicable Federal Reserve Banks; (2) for any period (a) during which the NYSE is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted;

(3) for any period during which an emergency exists as a result of which (a) disposal of securities owned by a Fund is not reasonably practicable or (b) it is not reasonably practicable for a Fund to fairly determine the net asset value of shares of the Fund; (4) for any period during which the SEC has, by rule or regulation, deemed that (a) trading shall be restricted or (b) an emergency exists; (5) for any period that the SEC may by order permit for your protection; or (6) for any period during which a Fund, as part of a necessary liquidation of the Fund, has properly postponed and/or suspended redemption of shares and payment in accordance with Federal securities laws as discussed below.
The section of the Statement of Additional Information entitled “Distributions and Taxes—Sales of Fund Shares” is hereby amended to delete the fourth and fifth paragraphs thereof in their entirety and replace them with the following:
If BlackRock Cash Funds: Institutional imposes a discretionary liquidity fee on share redemptions, the amount that would ordinarily be payable to a redeeming shareholder of the Fund will be reduced, consequently reducing the amount of gain, or increasing the amount of loss, that would otherwise be reportable for income tax purposes. The discretionary liquidity fee cannot be separately claimed as a deduction.
Any such discretionary liquidity fee will constitute an asset of the imposing Fund and will serve to benefit non‑redeeming shareholders. If such fees were distributed to non‑redeeming shareholders, the tax treatment would be similar to the tax treatment of distributions described in this section. However, the Funds do not intend to distribute such fees to non‑redeeming shareholders. Such fees may, however, raise the Institutional Fund’s NAV, increasing the taxable income or reducing the deductible losses of shareholders that redeem their shares at a later time when such fees are not being charged. If a Fund receives discretionary liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time. However, due to a lack of guidance, the tax consequences of liquidity fees to the Fund and the shareholders is unclear and may differ from that described in this section.
Should a negative interest rate scenario ever occur that causes a government money market fund to have a negative gross yield, the fund may account for the negative gross yield by either using a floating NAV or a reverse distribution mechanism that seeks to maintain a stable NAV of the fund by cancelling shareholders’ shares in the amount of the negative gross yield. Under a reverse distribution mechanism, shareholders in a fund would observe a stable share price but a declining number of shares for their investment. After a cancellation of shares, the basis of eliminated shares would be added to the basis of shareholders’ remaining fund shares, and any shareholders disposing of shares at that time may recognize a capital loss unless the “wash sale” rules apply. Dividends, including dividends reinvested in additional shares of a fund, will nonetheless be fully taxable, even if the number of shares in shareholders’ accounts has been reduced as described above. However, due to a lack of guidance regarding the cancellation of shares, the tax consequences of such cancellation of shares to the Fund and the shareholders is unclear and may differ from that described in this section.
The section of the Statement of Additional Information entitled “Investments and Risks” is hereby amended to add a new section entitled “Negative Interest Rate Scenarios” in the proper alphabetical order as follows:
Negative Interest Rate Scenarios. Should a negative interest rate scenario ever occur that causes a government money market fund to have a negative gross yield, the fund may account for the negative gross yield by either using a floating NAV or a reverse distribution mechanism that seeks to maintain a stable net asset value of the fund by cancelling shareholders’ shares in the amount of the negative gross yield. If a fund converts to a floating NAV, any losses the fund experiences due to negative interest rates will be reflected in a declining NAV per share. Under a reverse distribution mechanism, shareholders in a fund would observe a stable share price but a declining number of shares for their investment. This means that such an investor would lose money when the fund cancels shares. In either situation, the Board will need to determine that the approach is in the best interests of the fund and will need to ensure shareholders are provided adequate disclosures around the consequences of the approach chosen by the Board for the fund.
Shareholders should retain this Supplement for future reference.
PRSAI‑CF‑SL‑0923SUP

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